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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------


        Date of Report (Date of earliest event reported): January 8, 2003

                            BHA Group Holdings, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)



                Delaware                              04-3579658
     ----------------------------                ----------------------
     (State or other jurisdiction                  (I.R.S. Employer
          of incorporation)                      Identification Number)




                            (Commission File Number)


               8800 East 63rd Street, Kansas City, Missouri     64133
            ---------------------------------------------------------
               (Address of principal executive office)      (Zip Code)

       Registrant's telephone number, including area code: (816) 356-8400



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Item 5: Other Events

On January 8, 2003, Richard C. Green, Jr. resigned from his position as a director of the Company in order to devote more time to fulfilling other personal time commitments. Mr. Green served on Board's Audit Committee and Compensation Committee.

It is the intention of the Board to conduct a search for a new independent director and, when a suitable candidate is found, to appoint a new independent director by action of the Board.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 10, 2003

                                                 BHA GROUP HOLDINGS, INC.



                                                 By:
                                                     --------------------
                                                     James E. Lund
                                                     President and
                                                     Chief Executive Officer